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                                  EXHIBIT 4.5*

                           SPECIMEN STOCK CERTIFICATE

                                  COMMON STOCK

                              CAPITAL BANCORP, INC.

                        A Tennessee Business Corporation

Number                                                                 [No. of]
CBI _____ [Certificate no.]                                            Shares
INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
CUSIP ___________

             NO PAR VALUE COMMON STOCK-FULLY-PAID AND NON-ASSESSABLE

         This Certifies that ___________________________________ is the owner of
__________ Shares of Common Stock of CAPITAL BANCORP, INC., transferable only on the books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Corporation's Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duty authorized officers and has caused the seal to be affixed hereto.

Dated

         /s/ John W. Gregory, Jr.                  /s/ R. Rick Hart
         ------------------------                  -----------------------------
         Secretary                                 Chairman of the Board

COUNTERSIGNED AND REGISTERED:
         REGISTRAR AND TRANSFER COMPANY
                  (CRANFORD, N.J.)                  TRANSFER AGENT AND REGISTRAR


                                                    AUTHORIZED SIGNATURE


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CAPITAL BANCORP, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenant in common                UNIF GIFT MIN ACT - _________Custodian ________
TEN ENT -  as tenants by the entireties                             (Cust)            (Minor)
JT TEN  -  as joint tenants with right        under Uniform Gifts to Minors
of survivorship and not as                    Act _____________
tenants in common                                    (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________ hereby sell, assign and transfer unto _____________________ __________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________ , Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE _____________________________________________. PLEASE PRINT OR
TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

Dated _________________

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature

In presence of:________________         ________________________________________
                                        NOTE:  THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement dated as of July 18, 2001 between Capital Bancorp, Inc. and Registrar and Transfer Company (as supplemented or amended and in effect from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Capital Bancorp, Inc.. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Capital Bancorp, Inc. will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing without charge within five Business Days after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person may become null and void.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST OR STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

*Logos and graphics omitted.